UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22241

Partners Group Private Equity (Master Fund), LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2018

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2018

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-11
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statements of Changes in Members’ Equity	14
Consolidated Statement of Changes in Net Assets	15
Consolidated Statement of Cash Flows	16
Consolidated Financial Highlights	17-18
Notes to Consolidated Financial Statements	19-33
Fund Expenses	34
Fund Management	35-36
Other Information	37-41

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2018

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Private Equity (Master Fund), LLC and its subsidiaries (the “Fund”) as of March 31, 2018, the related consolidated statements of operations and of cash flows for the year ended March 31, 2018, the consolidated statement of changes in members’ equity for the period April 1, 2016 through December 31, 2016 and the consolidated statement of changes in net assets for the period January 1, 2017 through March 31, 2017 and the year ended March 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of their operations and their cash flows for the year then ended, the changes in their members’ equity for the period April 1, 2016 through December 31, 2016 and the changes in their net assets for the period January 1, 2017 through March 31, 2017 and the year ended March 31, 2018 and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, portfolio company investees, private equity funds or agent banks and the application of alternative auditing procedures where replies had not been received. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2018

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Common Stocks (3.78%) Asia - Pacific (0.19%)	Industry	Acquisition Date	Shares	Fair Value
APA Group	Utilities	02/11/16	648,000	$3,907,349
Cheung Kong Infrastructure Holdings Ltd.	Utilities	02/11/16	300,000	2,450,263
Total Asia - Pacific (0.19%)				6,357,612

North America (1.76%)
American Water Works Co., Inc.	Utilities	02/10/16	52,000	4,270,760
Ares Capital Corp.	Diversified Financial Services	02/10/16	344,000	5,459,280
Atmos Energy Corp.	Utilities	02/10/16	69,600	5,861,712
Brookfield Infrastructure Partners, L.P.	Utilities	02/10/16	98,150	4,084,021
Crown Castle International Corp.	Communication	02/10/16	46,000	5,040,680
Enbridge, Inc.	Utilities	02/10/16	144,500	4,542,071
Fortis Inc.	Utilities	12/18/17	147,000	4,957,137
KKR & Co. L.P.	Diversified Financial Services	02/10/16	244,000	4,950,760
New Mountain Finance Corp.	Diversified Financial Services	02/10/16	397,000	5,220,550
Onex Corporation	Diversified Financial Services	02/10/16	33,000	2,378,776
Republic Services Inc.	Commercial & Professional Services	08/28/17	55,000	3,642,650
Solar Capital Ltd	Diversified Financial Services	08/28/17	118,000	2,396,580
Union Pacific Corp.	Transportation	06/24/16	37,500	5,039,625
Total North America (1.76%)				57,844,602

Western Europe (1.83%)
Brilliant Circle Holdings International Ltd.	Diversified Financial Services	04/14/11	12,448,515	1,633,762
Eurazeo SA	Diversified Financial Services	12/12/16	26,500	2,435,035
Eutelsat Communications SA	Communication	09/22/16	165,000	3,261,659
Flughafen Zuerich AG	Transportation	07/01/16	18,700	4,117,790
Gimv N.V.	Diversified Financial Services	02/10/16	74,500	4,504,208
HgCapital Trust PLC	Diversified Financial Services	02/10/16	187,056	4,633,466
HICL Infrastructure Co. Ltd.	Social Infrastructure	03/24/16	4,008,863	7,640,303
ICG Graphite Enterprise Trust PLC	Diversified Financial Services	02/10/16	383,777	4,233,417
Intermediate Capital Group PLC	Diversified Financial Services	12/12/16	163,000	2,245,265
Investor AB	Diversified Financial Services	08/28/17	106,000	4,688,479
National Grid PLC	Utilities	02/10/16	317,250	3,571,691
Sofina SA	Diversified Financial Services	01/10/18	11,500	1,946,502
Terna Rete Elettrica Nazionale SpA	Utilities	01/05/18	724,000	4,229,406
Veolia Environnement SA	Utilities	08/28/17	130,000	3,077,513
Vinci SA	Transportation	02/10/16	79,500	7,813,625
Total Western Europe (1.83%)				60,032,121

Total Common Stocks (Cost $117,606,950)(3.78%)				$124,234,335

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (77.83%) Direct Investments * (59.77%) Direct Equity (37.59%)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (4.65%)
AAVAS Financiers Limited [a,b]	Common equity	06/23/16	7,516,440	$46,668,848
Argan Mauritius Limited [a]	Common equity	05/09/16	212,430	21,729,873
Continuity CNC Capital Ltd. [a]	Preferred equity	03/03/18	27,897,889	27,897,888
Continuity CNC Capital Ltd. [a]	Common equity	03/03/18	102,111	102,112
Craveable Brands Limited [a]	Common equity	09/30/11	160,209	967,637
Fermo Limited [a,d]	Common equity	04/24/12	—	287,179
Huntress Co-Investment L.P., 1 [a,b,c]	Limited partnership interest	04/08/16	—	50,241,895
Kowloon Co-Investment, L.P. [a,c]	Limited partnership interest	11/04/15	—	3,225,190
The Baring Asia Private Equity Fund VI Co-Investment L.P. [a,c]	Limited partnership interest	12/30/16	—	1,627,332
Total Asia - Pacific (4.65%)				152,747,954

North America (16.56%)
Acrisure Investment Holdings, LLC [a]	Member interest	11/21/16	14,779,221	27,225,450
Affordable Care Holding Corp. [a]	Common equity	10/22/15	89,928	9,768,870
AP VIII Prime Security Serviced Holdings, L.P. [a,c]	Limited partnership interest	05/02/16	—	11,890,494
Apollo Co-Investors (MHE), L.P. [a,c]	Limited partnership interest	05/21/13	—	8,749,514
AqGen Island Intermediate Holdings II, Inc. [a]	Common equity	12/03/15	1,189	2,117,841
Aurora Products Group, LLC [a,c,d]	Member interest	06/29/12	—	12,239
CapitalSpring Finance Company, LLC [a]	Common equity	10/03/14	3,020,546	5,459,799
CB Herff Jones Buyer HoldCo. / Varsity Brands Holding Co. [a]	Common equity	12/11/14	9,836,554	12,884,821
CB Poly Holdings, LLC [a]	Preferred equity	08/16/16	171,270	19,924,065
CD&R Univar Co-Investor, L.P. [a,c]	Limited partnership interest	11/15/10	—	957,550
Desserts LLC [a]	Preferred equity	02/08/16	7,989	9,577,479
ECP Holding Company, LLC [a,b]	Preferred equity	03/15/16	9,753,907	12,075,591
Elgin Co-Investment, L.P.2 [a,c]	Limited partnership interest	11/28/16	—	27,155,267
EXW Coinvest L.P. [a,c]	Limited partnership interest	06/22/16	—	36,956,822
GC Athena Co-invest, L.P. [a,c]	Limited partnership interest	06/16/16	—	10,499,463
Gemini Global Holdings Investor, LLC [a,c,e]	Member interest	06/17/11	—	1,798,709
Goldcup Merger Sub, Inc. [a]	Common equity	05/02/16	5,648,649	8,021,731
IG Igloo Holdings, Inc. [a]	Common equity	05/11/16	9,058	32,020,770
KLFS Holdings, L.P. [a,c,d]	Limited partnership interest	12/16/10	—	13,600
KOUS Holdings, Inc. [a]	Common equity	08/21/15	10,950,000	17,814,686
KSBR Holding Corp. [a]	Common equity	12/17/10	819,160	1,524,047
MHS Acquisition Holdings, LLC [a,b]	Common equity	08/18/17	8,218,840	7,591,302
MHS Blocker Purchaser L.P. [a,b,c]	Limited partnership interest	03/17/17	—	29,621,397
NDES Holdings, LLC [a,c]	Member interest	09/19/11	—	8,378,375
NTS Holding Corporation, Inc. [a]	Common equity	11/21/13	2,740	2,056,939
OHCP IV SF COI, L.P. [a,b]	Limited partnership interest	01/31/18	—	21,760,000
Onecall Holdings, L.P. [a,b,c]	Limited partnership interest	11/29/17	—	78,652,850
Polaris Investment Holdings, L.P [a,c]	Limited partnership interest	06/07/16	—	23,139,529
QOL Meds Holding Company, LLC [a]	Common equity	12/05/13	15,750,000	24,535,027
S-Evergreen Holding Corp. [a]	Common equity	07/17/12	226,635	1
Safari Co-Investment L.P. [a,c]	Limited partnership interest	03/14/18	—	6,739,319
Silver Lake Sumeru Marlin Co-Invest Fund, L.P. [a,c]	Limited partnership interest	05/14/12	—	1,464,806
SLP West Holdings Co-Invest Feeder II, L.P. [a,c]	Limited partnership interest	08/18/17	—	25,922,061
Snacks Parent Corporation [a,c,d]	Preferred equity	05/23/13	—	17,655
SPH GRD Holdings, LLC [a]	Common equity	06/18/13	1,021,314	29,728,811
Spring Topco Limited [a,d,f]	Common equity	11/24/10	772,737	1
THL Equity Fund VI Investors (BKFS), L.P. [a,c]	Limited partnership interest	12/30/13	—	9,320,504
TKC Topco LLC [a]	Common equity	10/14/16	4,632,829	2,896,667
Velocity Holdings Corp. [a]	Common equity	06/08/12	3,749,777	15,289,517
Total North America (16.56%)				543,563,569

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
Rest of World (0.00%)
Helios Towers Africa [a,f]	Limited partnership interest	12/05/14	—	$—
Total Rest of World (0.00%)				—

South America (0.61%)
Carlyle Retail Turkey Partners, L.P. [a,c]	Limited partnership interest	07/11/13	—	8,213,869
Centauro Co-Investment Fund, L.P. [a,c]	Limited partnership interest	11/28/13	—	5,129,551
DLJSAP BookCO, LLC [a]	Member interest	04/23/10	16,958	360,818
GTS II Cayman Corporation [a]	Common equity	07/24/13	2,823,797	6,388,149
Total South America (0.61%)				20,092,387

Western Europe (15.77%)
Astorg Co-Invest SGG, FCPI [a,b,c]	Limited partnership interest	02/10/16	—	25,159,613
Camelia Investment 1 Limited [a,b]	Common equity	10/12/17	86,978	95,030,236
Camelia Investment 1 Limited [a,b]	Preferred equity	10/12/17	6,771,302,200	122,067
Capri Acquisitions Topco Limited [a]	Common equity	11/01/17	199,125,001	91,167,214
Capri Acquisitions Topco Limited [a]	Preferred equity	11/01/17	144,437	400,609
Capvis IV Co-Investors Faster L.P. [a,b,c]	Limited partnership interest	09/24/14	—	47,441,787
CCM Mezzanine Co-Invest, L.P. [a,c,d]	Limited partnership interest	01/23/13	—	5,667
Ceramtec Co-Investment (1) L.P. [a]	Limited partnership interest	02/20/18	—	22,656,890
Ciddan S.a.r.l. [a]	Preferred equity	09/15/17	23,249,522	28,960,973
Ciddan S.a.r.l. [a]	Common equity	09/15/17	12,263,242	17,346,565
Eurodrip Co-Investment Fund I, L.P. [a,c]	Limited partnership interest	03/18/13	—	3,979,902
Fides S.p.A [a]	Common equity	12/15/16	1,096,526	2,436,916
Frontmatec Holding III ApS [a]	Common equity	09/23/16	214,422,725	27,545,366
Global Blue Holding, L.P [a,c]	Limited partnership interest	07/31/12	—	18,218,778
Hogan S.a r.l. [a]	Preferred equity	12/22/11	1,810,271	727,759
Hogan S.a r.l. [a]	Common equity	12/22/11	272,221	1
Kaffee Partner Holding GmbH [a]	Common equity	05/28/10	1,237	84,959
KKR Matterhorn Co-Invest L.P. [a,c]	Limited partnership interest	11/02/12	—	2,715,472
Peer Holding I BV [a]	Common equity	11/17/11	3,965,441	61,704,541
Quadriga Capital IV Investment Holding II L.P. [a,b,c]	Limited partnership interest	09/09/16	—	22,953,912
R&R Co-Invest FCPR [a,c,e]	Limited partnership interest	07/05/13	—	31,490,437
S.TOUS, S.L [a]	Common equity	10/06/15	622	17,375,128
Total Western Europe (15.77%)				517,524,792

Total Direct Equity (37.59%)				$1,233,928,702

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (22.18%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Asia - Pacific (1.07%)
Casmar (Australia) PTY Ltd. [a]	Cash 5.50% + L (1.00% Floor)^^	04/11/17	12/20/23	Senior	$7,043,988	$7,321,664
Casmar (Australia) PTY Ltd. [a]	Cash 9.25% + BBSY (1.00% Floor)^^	12/20/16	12/20/24	Second Lien	12,811,375	13,992,955
Stiphout Finance, LLC [a]	Cash 3.25% + L (1.00% Floor)^^	10/30/15	10/26/22	Senior	6,940,350	7,011,006
Stiphout Finance, LLC [a]	Cash 7.25% + L (1.00% Floor)^^	10/30/15	10/26/23	Second Lien	6,680,094	6,783,027
Total Asia - Pacific (1.07%)						35,108,652

North America (14.47%)
Affordable Care Holding Corp. [a]	Cash 8.50% + L (1.00% Floor)^^	10/22/15	04/22/23	Second Lien	16,271,348	16,861,500
AqGen Ascensus, Inc. [a]	Cash 9.00% + L (1.00% Floor)^^	12/04/15	12/03/23	Second Lien	26,713,800	27,540,000
Arterra Wines Canada, Inc. [a]	Cash 8.25% + L (1.00% Floor)^	12/16/16	12/16/24	Second Lien	18,146,021	19,416,930
Avantor Performance Materials, Inc. [a]	Cash 4.00% + L (1.00% Floor)^	12/22/17	09/20/24	Senior	13,951,500	14,331,216

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Bioclinica Holding I, L.P. [a]	Cash 8.25% + L (1.00% Floor)^^	11/04/16	10/20/24	Second Lien	$20,335,000	$20,127,500
Bright Horizons Family Solutions, Inc. [a]	Cash 2.00% + L (0.75% Floor)^	02/21/18	11/07/23	Senior	5,984,812	6,010,892
Bullhorn, Inc. [a]	Cash 6.75% + L (1.00% Floor)^^	11/21/17	11/21/22	Senior	13,680,320	13,751,282
CapitalSpring Finance Company, LLC [a]	Cash 8.00%	03/01/17	02/10/23	Mezzanine	2,677,212	2,710,305
CapitalSpring Finance Company, LLC [a]	PIK 5.00%	03/01/17	02/10/23	Mezzanine	9,215,030	9,215,030
CDRH Parent, Inc. [a]	Cash 8.00% + L (1.00% Floor)^^	08/06/14	07/01/22	Second Lien	9,900,000	6,300,000
CVS Holdings I, L.P. [a]	Cash 3.00% + L (1.00% Floor)^^	03/05/18	02/06/25	Senior	1,895,250	1,892,885
Diamond Parent Midco, Inc. [a]	Cash 6.25% + L (1.00% Floor)^^	12/23/16	04/15/22	Senior	2,016,725	2,047,911
Diamond Parent Midco, Inc. [a,f]	Cash 6.50% + L (1.00% Floor)^^	01/19/18	04/15/22	Senior	1,230,660	—
Diamond Parent Midco, Inc. [a]	Cash 6.75% + L (1.00% Floor)^^	12/23/16	04/15/22	Senior	20,636,775	20,956,725
Diamond Parent Midco, Inc. [a]	Cash 6.50% + L (1.00% Floor)^^	12/23/16	04/15/22	Senior	6,397,124	6,486,144
Evergreen ACQCO1 L.P. [a]	Cash 8.00%; PIK 2.75%	07/17/12	07/11/22	Mezzanine	6,331,258	5,267,719
Explorer Holdings, Inc. [a]	Cash 8.25% + L (1.00% Floor)^^	11/27/17	05/02/24	Second Lien	10,371,240	10,692,000
First Data Corporation [a]	Cash 2.25% + L ^	03/05/18	07/08/22	Senior	5,012,500	5,013,000
Global Tel*Link Corporation [a]	Cash 4.00% + L (1.25% Floor)^	06/13/13	11/23/20	Senior	3,835,695	3,864,463
Global Tel*Link Corporation [a]	Cash 8.25% + L (1.25% Floor)^^	06/13/13	11/23/20	Second Lien	10,094,000	24,292,933
Goldcup Merger Sub, Inc. [a]	Cash 9.25% + L (1.00% Floor)^^	05/02/16	05/02/24	Second Lien	40,546,000	41,800,000
Gopher Sub Inc. [a,f]	Cash 3.00% + L (0.75% Floor)^^	03/02/18	02/03/25	Senior	695,032	—
Gopher Sub Inc. [a]	Cash 3.00% + L (0.75% Floor)^^	03/02/18	02/03/25	Senior	6,486,968	6,503,226
Infoblox Inc. [a]	Cash 5.00% + L (1.00% Floor)^	11/21/16	11/07/23	Senior	5,250,077	5,449,809
Infoblox Inc. [a]	Cash 2.50% + L (1.00% Floor)^^^	03/01/18	02/01/24	Senior	1,997,500	1,998,750
Infoblox Inc. [a]	Cash 8.75% + L (1.00% Floor)^	11/18/16	11/07/24	Second Lien	21,638,400	22,212,480
Interstate Hotels Holding [a]	Cash 4.75% + L (1.00% Floor)^^	05/18/16	05/03/22	Senior	29,250,215	29,476,339
KSBR Holding Corp. [a]	Cash 11.00%	08/24/12	08/27/22	Mezzanine	3,814,272	6,384,000
LTI Holdings, Inc. [a]	Cash 3.50% + L (1.00% Floor)^	03/13/18	05/16/24	Senior	4,488,750	4,516,875
McAfee, LLC [a]	Cash 4.50% + L (1.00% Floor)^^	02/02/18	09/27/24	Senior	3,478,103	3,531,587
Mitchell International, Inc. [a,f]	Cash 3.25% + L^	12/21/17	12/01/24	Senior	626,866	—
Mitchell International, Inc. [a]	Cash 3.25% + L^	12/21/17	12/01/24	Senior	7,734,269	7,784,794
Netsmart Technologies, Inc. [a]	Cash 9.50% + L (1.00% Floor)^^	05/05/16	10/19/23	Second Lien	21,816,000	22,838,625
NTS Holding Corporation, Inc [a]	Cash 6.25% + L (1.00% Floor)^^	06/19/15	06/12/21	Senior	7,147,517	7,342,567
OEConnection LLC [a]	Cash 4.00% + L (1.00% Floor)^^	12/21/17	11/22/24	Senior	2,977,500	3,011,203
Pearl Intermediate Parent LLC [a,f]	Cash 2.75% + L ^	03/16/18	02/14/25	Senior	863,636	—
Pearl Intermediate Parent LLC [a]	Cash 2.75% + L ^	03/16/18	02/14/25	Senior	2,929,023	2,909,760
Pet Holdings ULC [a]	Cash 5.50% + L (1.00% Floor)^^	07/08/16	07/05/22	Senior	9,727,609	9,778,133
Plano Molding Company, LLC [a]	Cash 6.00% + L (1.00% Floor)^^	05/12/15	05/12/21	Second Lien	6,045,511	5,106,760
Pretium Packaging LLC [a]	Cash 5.75% + L (1.00% Floor)^^	11/23/16	11/14/22	Senior	2,550,663	9,312,918
Pretium Packaging LLC [a]	Cash 9.50% + L (1.00% Floor)^^	12/01/16	05/14/23	Second Lien	10,369,885	10,635,560
Prime Security Services Borrower, LLC [a]	Cash 9.25%	05/02/16	05/15/23	Second Lien	9,608,312	10,415,524
Prometric Holdings, Inc. [a]	Cash 7.50% + L (1.00% Floor)^^	01/29/18	01/29/26	Second Lien	26,049,350	26,855,000
Safe Fleet Holdings LLC [a,b]	Cash 3.00% + L (1.00% Floor)^^	03/05/18	02/03/25	Senior	2,094,750	2,106,563
Tierpoint LLC [a]	Cash 8.75% + L (1.00% Floor)^	04/18/16	12/02/22	Second Lien	12,870,000	13,571,685
Utz Quality Foods, LLC [a]		01/16/18	11/14/24	Senior	4,776,000	4,856,256
Total North America (14.47%)						475,176,849

Western Europe (6.64%)
AI Alabama Midco BV a	Cash 8.00% + L (1.00% Floor)^^	07/10/15	07/06/23	Second Lien	6,173,054	6,303,940
Alpha Bidco SAS [a]	Cash 3.50% + E##	02/12/16	01/29/23	Senior	19,131,040	21,189,756
Autoform Lux S.a.r.l a	Cash 4.00% + L^^	07/22/16	07/21/23	Senior	3,306,603	3,323,136
Autoform Lux S.a.r.l a	Cash 3.75% + E##	07/22/16	07/21/23	Senior	5,890,176	6,894,541
CeramTec GmbH [a]	Cash 3.00% + E#	03/29/18	03/07/25	Senior	6,135,099	6,141,649

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Western Europe (continued)
CFS 811 B.V. [a]	Cash 7.25% + E (0.75% Floor)##	06/19/15	06/21/21	Senior	$11,557,965	$14,109,191
Crown Finance US, Inc. [a]	Cash 2.50% + L ^	03/20/18	02/28/18	Senior	5,187,000	5,199,298
Evergood 4 ApS [a]	Cash 3.25% + E#	02/23/18	02/06/25	Senior	10,849,658	10,844,031
Hurtigruten AS [a]	Cash 4.00% + E##	02/28/18	02/07/25	Senior	5,123,360	5,176,810
IWH UK Finco Limited [a]	Cash 4.00% + E#	02/28/18	11/28/24	Senior	5,886,679	5,975,924
Knightrider S.a.r.l. [a]	Cash 3.50% + L (1.00% Floor)^^	09/25/13	08/14/20	Senior	7,934,302	8,679,287
Lary 3 AB [a]	Cash 5.00% + E#	08/09/16	07/20/23	Senior	10,137,883	11,336,372
Mercury BondCo PLC [a]	Cash 8.75% + E###	12/15/16	05/30/21	Senior	26,129,136	31,490,433
Onex Wizard Acquisition Company II S.C.A. [a]	Cash 3.75% + E#	03/19/15	03/19/22	Senior	7,415,815	8,684,338
Onex Wizard Acquisition Company II S.C.A. a	Cash 3.00% + L (1.00% Floor)^	03/27/15	03/27/22	Senior	2,139,673	2,166,638
OT Luxco 3 & Cy S.C.A. [a]	Cash 8.75% + E (1.00% Floor)#; PIK 9.00%	05/31/17	05/31/27	Mezzanine	17,803,371	21,730,354
Photonis Technologies S.A.S. [a]	Cash 7.50% + L (1.00% Floor)^^	09/27/13	09/18/19	Second Lien	8,282,969	7,610,535
PI UK Holdco II Limited [a]	Cash 3.50% + L (1.00% Floor)^^	02/15/18	12/20/24	Senior	9,452,500	9,555,432
R&R Ice Cream plc [a]	Cash 2.625% + E#	01/05/18	09/29/23	Senior	5,330,480	5,310,672
Springer Science & Business Media Finance B.V. [a]	Cash 3.50% + L (1.00% Floor)^^	06/25/15	08/14/20	Senior	9,504,994	9,583,906
Tahoe Subco 1 Ltd. [a]	Cash 3.50% + L (1.00% Floor)^^	03/20/18	06/13/24	Senior	2,996,222	2,993,050
Telenet International Finance S.A.R.L. [a]	Cash 3.50% + E##	02/07/18	03/01/26	Senior	5,500,000	5,533,220
Virgin Media Bristol LLC [a]	Cash 2.50% + L ^	02/07/18	01/15/26	Senior	5,486,250	5,534,375
Ziggo Secured Finance BV [a]	Cash 2.50% + L ^	02/21/18	04/15/25	Senior	2,487,500	2,485,287
Total Western Europe (6.64%)						217,852,175
Total Direct Debt (22.18%)						$728,137,676

Total Direct Investments (59.77%)						$1,962,066,378

Secondary Investments *, c (8.81%)	Acquisition Date	Fair Value
Asia - Pacific (0.48%)
Baring Asia Private Equity Fund IV, L.P. [a]	11/24/09	$50,381
Carlyle Japan International Partners II, L.P. [a]	12/28/12	1,347,971
CVC Capital Partners Asia Pacific III, L.P. [a]	01/11/13	810,052
Jerusalem Venture Partners IV, L.P. [a]	09/30/15	34,943
Qualitas Medical Limited [a]	03/06/18	12,332,307
TRG Growth Partnership (Offshore) II, L.P. [a]	08/02/10	273,465
TRG Growth Partnership (Offshore), L.P. [a]	08/02/10	8,420
TRG Growth Partnership II, L.P. [a]	07/08/10	818,810
Total Asia - Pacific (0.48%)		15,676,349

North America (6.36%)
Apollo Investment Fund IX, L.P [a]	06/01/17	900
Apollo Investment Fund VII, L.P. [a]	07/01/10	391,399
Apollo Overseas Partners (Delaware) VII, L.P. [a]	10/01/09	164,172
Bain Capital Fund VIII, L.P. [a,e]	12/31/15	25,660
Bain Capital Fund X, L.P. [a]	06/30/11	13,937,950
Bain Capital IX Co-Investment Fund, L.P. [a]	12/31/15	58,399
Bain Capital Partners IX, L.P. [a]	12/31/15	292,198
Bain Capital VIII Co-Investment Fund, L.P. [a,e]	12/31/15	7,226
Bain Capital X Co-Investment Fund, L.P. [a]	06/30/11	284,983
Bertram Growth Capital II-A, L.P. [a,e]	09/30/15	3,775,755

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Carlyle Partners IV, L.P. [a]	06/30/10	$139,419
Clayton, Dubilier & Rice Fund VIII, L.P. [a]	03/29/12	3,684,891
Frazier Healthcare VI, L.P. [a]	06/30/12	1,245,113
FS Equity Partners V, L.P. [a]	08/07/12	847,323
Genstar Capital Partners V, L.P. [a]	09/30/15	406,287
Gridiron Energy Feeder I, L.P. [a,e]	05/15/17	30,721,636
Gryphon Partners 3.5, L.P. [a]	05/21/13	3,982,702
Gryphon Partners IV L.P. [a]	02/08/16	24,637,127
Gryphon Partners V, L.P. [a,f]	02/23/18	—
H.I.G. Bayside Debt & LBO Fund II, L.P. [a]	12/30/10	940,980
Harvest Partners V, L.P. [a]	09/30/11	134,699
Harvest Partners VII, L.P. [a]	09/30/11	3,307,178
Hellman & Friedman Capital Partners VI, L.P. [a]	12/31/12	1,841,620
Hellman & Friedman Capital Partners VII, L.P. [a]	06/30/14	3,550,457
Highstar Capital III Prism Fund, L.P. [a,e]	07/01/10	1,027,277
Investcorp Private Equity 2007 Fund, L.P. [a]	03/31/11	1,208,438
Investcorp Technology Partners III (Cayman), L.P. [a]	08/19/11	2,175,207
Irving Place Capital Investors II, L.P. [a,e]	03/22/10	32,311
Lee Equity Partners Fund, L.P. [a]	06/30/17	15,449
Lee Equity Partners II, L.P. [a]	08/01/17	2,541,861
Lee Equity Partners Realization Fund, L.P. [a]	06/30/17	24,039,848
Lightyear Fund II, L.P. [a]	09/30/13	442,194
Madison Dearborn Capital Partners V, L.P. [a]	03/31/11	743,563
MidOcean Partners III, L.P. [a]	06/30/11	1,535,313
Monomoy Capital Partners II, L.P. [a]	09/30/15	1,423,438
Oak Investment Partners XII, L.P. [a]	06/28/12	651,882
Palladium Equity Partners III, L.P. [a]	08/02/10	358,350
Pamlico Capital GP I, LLC [a,d]	03/31/14	1
Pamlico Capital GP II, LLC [a]	03/31/14	22,002
Pamlico Capital II, L.P. [a]	03/31/14	4,306,259
Pamlico Capital Secondary Fund, L.P. [a,d]	03/31/14	1
Providence Equity Partners IV, L.P. [a]	06/30/11	391
Providence Equity Partners V, L.P. [a]	06/30/11	169,228
Providence Equity Partners VI -A, L.P. [a]	06/30/11	9,164,049
Providence Equity Partners VII-A, L.P. [a]	06/30/13	1,978,655
Silver Lake Partners II, L.P. [a]	06/30/14	139,997
Silver Lake Partners III, L.P. [a]	06/30/10	9,077,543
Silver Lake Partners V, L.P. [a]	09/30/13	4,661
Silver Lake Sumeru Fund, L.P. [a]	12/18/09	346,686
SL SPV-1, L.P a	12/01/17	2,113,622
SL SPV-1, L.P. [a]	12/01/17	3,076,934
Sun Capital Partners V, L.P. [a]	09/30/13	14,457,106
TA Atlantic & Pacific VI, L.P. [a]	09/30/15	429,329
TA Atlantic and Pacific V, L.P. [a]	09/30/15	6,886
TA X, L.P. [a]	09/30/15	18,261
TA XI, L.P. [a]	09/30/15	2,535,057
TCV VI, L.P. [a]	09/30/13	861,980
TCV VII (A), L.P. [a]	09/30/13	10,188,835
TorQuest Partners Fund (U.S.) II, L.P. [a]	09/30/15	136,120
TPG Partners V, L.P. [a]	01/04/12	1,216,972
TPG Partners VI, L.P. [a]	07/01/10	11,864,494
Tudor Ventures III, L.P. [a]	12/31/12	1,638,228
Warburg Pincus Private Equity X, L.P. [a]	09/28/12	4,572,866
Total North America (6.36%)		208,899,368

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (1.97%)
3i Eurofund Vb, L.P. [a]	09/30/09	$5,879,400
3i Growth Capital B, L.P. [a]	10/01/14	226,077
Abingworth Bioventures III, L.P. [a]	09/30/15	83,261
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. [a]	06/30/12	414,091
Abingworth Bioventures V, L.P. [a,e]	06/30/12	454,954
Advent International GPE VI, L.P. [a]	09/30/10	1,899,294
Apax Europe VI - A, L.P. [a]	07/01/11	158,204
Apax Europe VII - B, L.P. [a]	04/30/11	151,324
Astorg V FCPR [a,e]	09/30/15	3,472,300
Astorg VI, FCPI [a]	06/30/16	4,498,425
BC European Capital IX, L.P. [a]	09/30/14	5,514,343
Candover 2005 Fund, L.P. [a]	04/06/10	1,886
Carlyle Europe Partners II, L.P. [a]	12/28/12	26,856
Carlyle Europe Partners III, L.P. [a]	12/28/12	1,692,472
CCP IX L.P. No.2 [a]	09/30/14	1,468,183
CVC European Equity Partners V, L.P. [a]	07/12/10	1,562,601
ESP Golden Bear Europe Fund [a]	12/31/16	22,842,137
Fourth Cinven Fund, L.P. [a]	04/16/10	645
Galileo III FCPR [a]	09/30/15	73,172
Graphite Capital Partners VI, L.P. [a]	09/30/15	110,975
Graphite Capital Partners VII Top-Up a	09/30/15	65,471
Graphite Capital Partners VII, L.P. [a]	09/30/15	373,902
Indigo Capital V, L.P. [a]	09/30/15	199,508
Industri Kapital 1997 Fund [a]	09/30/15	1,563
Industri Kapital 2000, L.P. [a]	09/30/15	4,758
Italian Private Equity Fund IV, L.P. [a]	01/29/16	22,816
KKR European Fund III, L.P. [a]	03/01/11	2,440,000
Montagu III, L.P. [a,d]	12/09/09	22
PAI Europe V a, e	09/30/14	436,161
Permira Europe II, L.P. [a]	11/29/13	35,348
Permira Europe III, L.P. [a]	09/30/13	55,321
Permira IV, L.P. [a]	09/30/13	3,799,029
Riverside Europe Fund IV, L.P. [a]	09/30/14	2,109,148
Terra Firma Capital Partners III, L.P. [a]	09/30/13	4,582,706
Total Western Europe (1.97%)		64,656,353
Total Secondary Investments (8.81%)		$289,232,070

Primary Investments *, c (9.25%)	Acquisition Date	Fair Value**
Asia - Pacific (0.69%)
Baring Asia Private Equity Fund V, L.P. [a]	12/01/10	$4,124,615
BGH Capital Fund I a, f	03/01/18	—
CPEChina Fund III, L.P. [a,f]	03/28/18	—
Hony Capital Fund VIII, L.P. [a]	10/30/15	8,606,047
Hony Capital Partners V, L.P. [a]	12/15/11	9,787,562
Southern Capital Fund IV L.P. [a,f]	01/26/18	—
Total Asia - Pacific (0.69%)		22,518,224

North America (6.50%)
Apollo Investment Fund VIII, L.P. [a]	06/28/13	7,885,095
Ares Corporate Opportunities Fund IV, L.P. [a]	04/19/12	8,828,774
Ares Corporate Opportunities Fund V, L.P. [a]	12/28/15	2,865,890
Avista Capital Partners II, L.P. [a]	01/01/14	442,753
Avista Capital Partners III, L.P. [a]	10/03/11	6,505,533

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Bain Capital Fund XII, L.P. [a]	07/01/17	$2,819,652
Berkshire Fund IX, L.P. [a]	03/18/16	4,064,723
Caltius Partners V-A, L.P. [a]	12/02/14	5,995,779
Carlyle Partners VII, L.P. [a,f]	11/29/17	—
Clayton Dubilier & Rice Fund IX, L.P. [a]	07/31/13	6,842,948
Clearlake Capital Partners V, L.P. [a]	12/15/17	4,131,493
Crescent Mezzanine Partners VI, L.P. [a]	03/30/12	2,649,602
Genstar Capital Partners VI, L.P. [a]	09/01/12	9,055,606
Genstar Capital Partners VII, L.P. [a]	06/26/15	9,740,014
Genstar Capital Partners VIII, L.P. [a]	03/23/17	2,670,999
GoldPoint Mezzanine Partners IV, L.P. [a]	12/30/15	4,795,858
KKR Americas Fund XII L.P. [a]	09/16/16	2,907,510
KKR North America Fund XI, L.P. [a]	02/01/12	12,269,656
Kohlberg TE Investors VII, L.P. [a]	09/15/11	8,147,517
Kohlberg TE Investors VIII-B, L.P. [a]	08/04/16	4,791,724
Leeds Equity Partners VI, L.P. [a]	11/25/16	3,962,870
Nautic Partners VII-A, L.P. [a]	06/27/14	4,626,078
New Enterprise Associates 14, L.P. [a]	05/04/12	8,065,738
New Mountain Capital V, L.P. [a]	06/29/17	3,929,256
NexPhase III-A,L.P. [a]	09/01/16	14,027,500
Oak Hill Capital Partners IV, L.P. [a,e]	04/28/17	6,728,202
Patria - Brazilian Private Equity Fund IV, L.P. [a]	06/30/11	5,786,742
PennantPark Credit Opportunities Fund II, L.P. [a]	08/03/12	10,810,053
Silver Lake Partners IV, L.P. [a]	07/30/12	11,002,229
Sumeru Equity Partners Fund, L.P. [a,e]	04/27/15	3,312,277
Thompson Street Capital Partners IV, L.P. [a]	12/10/15	6,772,522
TPG Partners VII, L.P. [a]	03/01/16	9,394,807
Trident VII, L.P. [a]	09/22/16	2,445,603
Vistria Fund II, L.P. [a]	12/19/17	1,533,275
Welsh, Carson, Anderson & Stowe XII, L.P. [a]	12/19/14	6,838,347
Windjammer Senior Equity Fund IV, L.P. [a]	02/06/13	6,748,990
Total North America (6.50%)		213,395,615

Rest of World (0.08%)
Altra Private Equity Fund II, L.P. [a]	12/07/12	2,336,310
Polish Enterprise Fund VIII, L.P. [a]	09/15/17	306,114
Total Rest of World (0.08%)		2,642,424

Western Europe (1.98%)
Advent International GPE VII-B, L.P. [a]	07/01/12	13,741,034
Advent International GPE VIII-C, L.P a	03/22/16	5,129,047
Advent Latin American Private Equity Fund VI-H L.P. [a]	10/17/14	5,268,026
Bain Capital Europe Fund IV, L.P. [a]	09/01/14	4,743,493
CapVest Equity Partners III B, L.P. [a]	08/30/13	5,312,523
Capvis Equity V L.P. [a,f]	01/17/18	—
Carlyle Europe Partners IV, L.P. [a]	08/27/13	1,283,724
CVC Capital Partners VI (A) L.P. [a,e]	07/05/13	7,416,408
EQT Mid-Market (No.1) Feeder L.P. [a]	07/01/16	4,725,482
EQT VI (No.1), L.P. [a]	07/01/11	4,063,756
HgCapital 8 L.P. [a,f]	12/19/16	—
HgCapital Mercury 2 [a]	02/15/17	7,174
Index Ventures Growth III (Jersey) L.P. [a]	03/18/15	5,773,052
Nordic Capital IX, L.P. [a]	07/18/17	3,968

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
PAI Europe VI -1, L.P. [a]	03/12/15	$6,013,013
Sixth Cinven Fund (No.3) L.P. [a,e]	05/01/16	1,476,869
Total Western Europe (1.98%)		64,957,569
Total Primary Investments (9.25%)		$303,513,832

Total Private Equity Investments (Cost $2,101,109,562)(77.83%)		$2,554,812,280

Short-Term Investments (9.73%) U.S. Government Treasury Obligations (9.73%)	Interest	Acquisition Date	Maturity Date	Principal	Fair Value
U.S. Treasury Bill	1.63%	02/22/18	05/24/18	$60,000,000	$59,857,165
U.S. Treasury Bill	1.36%	01/26/18	04/26/18	100,000,000	99,903,715
U.S. Treasury Bill	1.60%	02/22/18	05/17/18	60,000,000	59,878,369
U.S. Treasury Bill	1.75%	03/20/18	06/14/18	50,000,000	49,831,900
U.S. Treasury Bill	1.79%	03/20/18	07/05/18	50,000,000	49,776,700
Total U.S. Government Treasury Obligations (9.73%)					$319,247,849

Total Short-Term Investments (Cost $319,226,992)(9.73%)					$319,247,849

Total Investments (Cost $2,537,943,504)(91.34%)					2,998,294,464

Other Assets in Excess of Liabilities (8.66%)					284,252,970

Net Assets (100.00%)					$3,282,547,434

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Note 2.b for further detail regarding the valuation policy of the Fund.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2018 was 1.88%.

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2018 was 2.31%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 12 month LIBOR plus a base rate. The 12 month LIBOR as of March 31, 2018 was 2.66%.

#	As of March 31, 2018, 1 month Euribor was -0.37%.

##	As of March 31, 2018, 3 month Euribor was -0.33%.

###	As of March 31, 2018, 6 month Euribor was -0.27%.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2018 was $2,554,812,280, or 77.83% of net assets. As of March 31, 2018, the aggregate cost of each investment restricted to resale was $27,617,983, $11,675,208, $27,897,888, $102,112, $1,550,134, $280,000, $38,102,078, $2,204,592, $1,607,800, $20,418,309, $8,992,800, $11,854,788, $279, $1,226,349, $0, $4,168,272, $11,001,036, $17,127,003, $1,932,914, $8,571,126, $8,700,000, $24,699,091, $35,120,979, $9,269,011, $3,600,239, $5,648,649, $30,000,000, $0, $10,950,000, $882,243, $7,445,833, $29,053,774, $5,000,000, $3,373,063, $21,760,000, $78,652,850, $15,452,333, $10,963,062, $751,757, $6,739,319, $2,904,191, $25,583,085, $0, $10,515,842, $1, $8,877,622, $4,632,829, $9,757,979, $0, $6,939,071, $9,485,365, $498,775, $2,823,797, $16,909,485, $89,141,721, $114,503, $86,105,773, $378,368, $17,488,457, $0, $22,730,727, $27,818,080, $14,672,982, $10,658,664, $1,142,031, $16,957,983, $6,058,452,

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2018 (continued)

$3,081,671, $393,923, $66,311, $9,986,562, $73,081, $16,992,601, $10,158,828, $12,156,155, $7,056,078, $12,811,375, $6,940,350, $6,680,793, $16,271,348, $26,713,800, $18,146,266, $13,959,053, $20,335,000, $5,984,515, $13,474,862, $2,710,305, $9,219,826, $9,900,000, $1,895,294, $1,968,597, $0, $20,690,100, $6,400,397, $6,360,071, $10,383,781, $5,015,010, $3,848,195, $21,943,362, $40,546,000, $0, $6,487,131, $5,250,077, $1,997,532, $21,638,400, $29,250,215, $6,208,275, $4,488,832, $3,478,414, $0, $7,735,586, $21,816,000, $7,147,517, $2,978,092, $0, $2,929,063, $9,727,609, $6,045,511, $9,190,275, $10,375,301, $9,608,312, $13,911,907, $2,094,799, $12,870,000, $4,776,665, $6,173,054, $19,131,040, $3,306,603, $5,890,176, $6,135,116, $12,943,310, $5,187,053, $10,849,658, $5,123,360, $5,887,024, $7,907,177, $10,137,883, $26,129,142, $7,427,042, $2,139,674, $18,496,259, $8,282,969, $9,453,219, $5,330,480, $9,532,119, $3,000,136, $5,500,000, $5,486,466, $2,490,780, $66,240, $76,952, $1,683,403, $60,717, $12,353,629, $227,229, $53,395, $779,213, $900, $491,623, $85,443, $68,433, $5,367,766, $109,138, $477,394, $6,438, $110,508, $3,839,432, $6,392, $2, $681,366, $1,158,141, $367,277, $30,846,596, $1,184,381, $20,608,237, $0, $678,983, $119,771, $3,058,243, $757,463, $764,161, $1,044,659, $1, $1,475,018, $39,077, $15,488, $2,580,090, $13,341,707, $4,361,621, $136,946, $1, $1,179,255, $1,499,892, $211,156, $6,882, $45,620, $227,286, $121,154, $8, $428,308, $9,616,289, $1,008,478, $130,769, $3,432,622, $4,661, $63,609, $2,113,622, $3,076,934, $21,396,760, $387,429, $65,307, $108,082, $867,974, $450,963, $1, $962,613, $2,111,277, $9,809,117, $1,896,043, $3,610,741, $1,280,167, $59,090, $33,096, $935,982, $488,184, $964,741, $212,957, $490,544, $3,298,854, $4,381,933, $3,361,037, $245,218, $130,919, $2,994,575, $3,609,304, $8,283, $14,620,997, $90,885, $1, $1, $58,075, $314,411, $181,332, $120,293, $486, $1, $654,201, $72,372, $142,168, $111,689, $416,043, $4,263,226, $1,595,870, $2,140,762, $2,785,353, $0, $0, $8,653,633, $7,702,648, $0, $6,070,132, $5,290,363, $2,937,708, $362,142, $6,041,419, $227,691, $4,169,066, $5,700,819, $0, $6,436,708, $4,131,493, $2,249,568, $5,367,287, $8,164,071, $2,039,416, $4,448,922, $3,155,587, $6,831,094, $5,571,432, $4,500,488, $4,322,596, $1, $4,282,855, $4,149,516, $15,581,679, $6,054,909, $4,040,449, $9,194,771, $8,176,959, $3,006,334, $6,022,289, $6,972,033, $2,736,805, $1,830,127, $4,876,331, $5,665,749, $2,574,545, $702,876, $7,565,428, $4,985,000, $3,361,153, $3,739,810, $2,236,811, $0, $1,056,436, $5,930,002, $5,256,674, $682,497, $0, $6,384, $5,788,042, $3,822, $4,077,053, and $1,501,143, respectively, totaling $2,101,109,562.

[b]	Represents an affiliated issuer.

[c]	Investment does not issue shares.

[d]	Investment holds balance in escrow account.

[e]	Non-income producing.

[f]	Investment has been committed to but has not been funded by the Fund.

Legend:

BBSY - Bank Bill Swap Bid Rate

E - Euribor

L - Libor

PIK - Payment-in-kind

A summary of outstanding financial instruments at March 31, 2018 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
June 28, 2018	Barclays	$92,033,275	€74,000,000	$91,586,670	$446,605
June 28, 2018	Barclays	92,023,729	€74,000,000	91,586,670	437,059
June 28, 2018	Barclays	92,107,486	€74,100,000	91,710,435	397,051
June 28, 2018	Bank of America	60,703,229	£43,000,000	60,562,867	140,362
June 28, 2018	Bank of America	60,698,069	£43,000,000	60,562,867	135,202
June 28, 2018	Bank of America	71,367,221	€57,800,000	71,536,615	(169,394)
					$1,386,885

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2018

Assets
Unaffiliated Private Equity Investments, at fair value (cost $1,747,035,478)	$2,115,386,219
Affiliated Private Equity Investments, at fair value (cost of $354,074,084)	439,426,061
Common stocks, at fair value (cost $117,606,950)	124,234,335
Short-term investments, at fair value (cost $319,226,992)	319,247,849
Cash and cash equivalents	291,902,363
Cash denominated in foreign currencies (cost $15,488,814)	15,491,694
Investment sales receivable	11,546,286
Dividends and interest receivable	5,931,831
Unrealized appreciation on forward foreign currency contracts	1,556,279
Miscellaneous receivables	1,560
Prepaid assets	977,500
Total Assets	$3,325,701,977

Liabilities
Distribution, servicing and transfer agency fees payable	3,493,567
Unrealized depreciation on forward foreign currency contracts	169,394
Repurchase amounts payable for tender offers	14,485,766
Incentive fee payable	9,061,601
Management fee payable	12,776,564
Professional fees payable	992,194
Line of credit fees payable	295,000
Accounting and administration fees payable	1,555,563
Board of Managers' fees payable	15,800
Custodian fees payable	99,075
Other payable	210,019
Total Liabilities	$43,154,543

Commitments and contingencies (See note 12)

Net Assets	$3,282,547,434

Net Assets consists of:
Paid-in capital	$2,848,865,307
Accumulated undistributed net investment income	25,319,398
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(53,379,525)
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	461,742,254
Total Net Assets	$3,282,547,434

Class A Units
Net assets	$1,725,575,750
Units outstanding	313,242,112
Net asset value per unit	$5.51
Class I Units
Net assets	$1,556,971,684
Units outstanding	281,929,060
Net asset value per unit	$5.52

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2018

Investment Income
Dividends (net of $222,544 withholding tax)	$111,791,169
Interest from unaffiliated investments	71,471,910
Interest from affiliated investments	48
Paid-in-kind interest income	3,031,228
Transaction fee income	2,066,653
Transaction fee income from affiliated issuers	1,642,296
Other fee income	3,376,532
Total Investment Income	193,379,836

Operating Expenses
Management fees	44,716,557
Professional fees	4,881,914
Accounting and administration fees	2,697,284
Board of Managers' fees	269,634
Insurance expense	171,296
Custodian fees	216,530
Line of credit fees	2,235,000
Incentive fee	36,630,703
Interest expense	37,130
Distribution and servicing fees
Class A Units	10,691,006
Transfer agency fees
Class A Units	795,082
Class I Units	568,049
Other expenses	1,504,217
Total Expenses	105,414,402

Net Investment Income	87,965,434

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from unaffiliated investments	57,769,453
Net realized gain on foreign currency transactions	2,950,912
Net realized (loss) on forward foreign currency contracts	(35,554,801)
Net realized gain distributions from primary and secondary investments	19,412,060
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	114,774,031
Affiliated investments	72,069,161
Foreign currency translation	(306,727)
Forward foreign currency contracts	(1,515,601)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	229,598,488

Net Increase (Decrease) in Net Assets From Operations	$317,563,922

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Changes in Members’ Equity -
For the Period Ended December 31, 2016

	Adviser’s Equity	Members’ Equity	Total Members’ Equity
Members' Equity at March 31, 2016	$4,191,062	$1,708,266,249	$1,712,457,311

Capital contributions	—	360,012,183	360,012,183
Capital tenders	(17,343,330)	(73,774,385)	(91,117,715)
Net investment income	—	40,232,374	40,232,374
Net realized gain on investments	—	22,585,802	22,585,802
Net realized gain on foreign currency translation	—	(1,089,484)	(1,089,484)
Net realized gain on forward foreign currency contracts	—	491,203	491,203
Net realized gain distributions from Primary and Secondary Investments	—	108,689,834	108,689,834
Net change in accumulated unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	—	(5,762,827)	(5,762,827)
Adviser's Incentive Allocation from April 1, 2016 to December 31, 2016	16,307,771	(16,307,771)	—
Members' Equity at December 31, 2016	$3,155,503	$2,143,343,178	$2,146,498,681

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2018	For the Period from January 1, 2017 to March 31, 2017(1)
Increase (decrease) in Net Assets resulting from operations:
Net investment income (loss)	$87,965,434	$(606,928)
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	44,577,624	(1,832,247)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	185,020,864	79,115,568
Net increase in Net Assets resulting from operations:	$317,563,922	$76,676,393

Distributions to unitholders from:
Net investment income
Class A Units(2)	$(29,175,912)	$—
Class I Units(2)	(32,756,586)	—
Net realized gains
Class A Units(2)	(45,458,794)	—
Class I Units(2)	(37,846,159)	—
Total distributions to unitholders	$(145,237,451)	$—

Capital transactions (see note 6):
Issuance of common Units
Class A Units(2)	$312,152,321	$78,770,728
Class I Units(2)	458,679,001	47,473,000
Reinvestment of common Units
Class A Units(2)	70,569,716	—
Class I Units(2)	65,428,738	—
Redemption of common Units
Class A Units(2)	(45,535,178)	(11,100,096)
Class I Units(2)	(76,536,807)	(12,855,534)
Exchanges of common Units
Class A Units(2)	(37,112,028)	(270,450,808)
Class I Units(2)	37,112,028	270,450,808
Total increase in Net Assets resulting from capital transactions	$784,757,791	$102,288,098

Total increase in Net Assets	$957,084,262	$178,964,491

Net Assets at beginning of period	$2,325,463,172	$2,146,498,681
Net Assets at end of period	$3,282,547,434	$2,325,463,172
Accumulated undistributed net investment income (loss)	$25,319,398	$(606,928)

(1)

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure. As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund, with two separate classes of units.

(2)	Class commenced operations on January 1, 2017.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$317,563,922
Adjustments to reconcile Net Increase (decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(186,843,192)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	1,515,601
Net realized gain from investments, forward foreign currency contracts and foreign currency transactions	(44,577,624)
Purchases of investments	(944,840,402)
Payment-in-kind investments	(3,031,228)
Proceeds from sales of investments	536,899,515
Net (purchases) sales and amortization of short-term investments	(169,427,201)
Net realized loss on short-term investments	(4,417)
Net realized gain on forward foreign currency contracts	(35,554,801)
Net realized gain distributions from primary and secondary investments	19,412,060
Amortization of premium and accretion of discount, net	(107,695)
Increase in interest receivable	(129,283)
Increase in dividends receivable	(137,163)
Decrease in investment sales receivable	1,232,288
Decrease in miscellaneous receivables	986,783
Decrease in prepaid assets	391,296
Decrease in investment purchases payable	(1,747,254)
Increase in management fee payable	3,482,691
Increase in administrative services expense payable	824,967
Increase in professional fees payable	9,625
Decrease in line of credit fees	(431,250)
Decrease in interest expense payable	(169,707)
Increase in accounting and administrative fees payable	985,047
Decrease in board of managers' fees payable	(49,200)
Increase in custodian fees payable	67,232
Decrease in other payable	(2,459,586)
Increase in incentive fees payable	245,324
Net Cash (Used in) Operating Activities	(505,893,652)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions for Members' capital tenders	(9,469,864)
Proceeds from issuance of Units	770,831,322
Payments from Units redeemed	(122,071,985)
Distributions paid	(9,238,997)
Net Cash Provided by Financing Activities	630,050,476

Net change in cash and cash equivalents	124,156,824

Effect of exchange rate changes on cash	2,950,912

Cash and cash equivalents at beginning of year	180,286,321
Cash and cash equivalents at End of Year	$307,394,057

Supplemental and non-cash financing activities
Cash paid during the period for interest	$2,321,250
Paid-in-kind interest income	$3,031,228
Reinvestment of common Units	$135,998,454

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Class A
	Year Ended March 31, 2018	Period Ended March 31, 2017(1)
Per Unit Operating Performance(2)
Net asset value, beginning of period	$5.17	$5.00
Income from investment operations:
Net investment income (loss)(3)	0.20	(0.00	)(4)
Net realized and unrealized gains (losses) on investments	0.40	0.17
Net Increase in Net Assets from Operations	0.60	0.17
Distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.16)	—
Total distributions	(0.26)	—
Net asset value, end of period	$5.51	$5.17

Total Return(5)(6)	11.65%	3.40%

Ratios and supplemental data:
Net assets, end of period in thousands (000's)	$1,725,576	$1,329,648
Net investment income (loss) to average net assets before Incentive Fee	5.10%	1.08	%(7)
Ratio of gross expenses to average net assets, excluding Incentive Fee(8)(10)	2.78%	2.82	%(7)
Incentive Fee to average net assets	1.31%	0.36	%(6)
Ratio of gross expenses and Incentive Fee to average net assets(8)(10)	4.09%	3.18	%(7)(9)
Expense waivers to average net assets	—%	—	%(7)
Ratio of net expenses and Incentive Fee to average net assets(10)	4.09%	3.18	%(7)(9)
Ratio of net expenses to average net assets, excluding Incentive Fee(10)	2.78%	2.82	%(7)(9)

Portfolio Turnover	23.58%	17.93	%(6)

(1)	Reflects operations for the period from January 1, 2017 (date of commencement of operations) to March 31, 2017.

(2)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(3)	Calculated using average units outstanding.

(4)	Rounds to less than $.005.

(5)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(9)	The Incentive Fee and/or organizational expenses are not annualized.

(10)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Class I
	Year Ended March 31, 2018		Year Ended March 31, 2017(1)		Year Ended March 31, 2016		Year Ended March 31, 2015		Year Ended March 31, 2014
Per Unit Operating Performance(2)
Net asset value, beginning of period	$5.18		$5.00		N/A		N/A		N/A
Income from investment operations:
Net investment income (loss)(3)	0.25		(0.00	)(4)	N/A		N/A		N/A
Net realized and unrealized gain (loss) on investments	0.38		0.18		N/A		N/A		N/A
Net Increase in Net Assets from Operations	0.63		0.18		N/A		N/A		N/A
Distributions from:
Net investment income	(0.13)		—		N/A		N/A		N/A
Net realized gains	(0.16)		—		N/A		N/A		N/A
Total distributions	(0.29)		—		N/A		N/A		N/A
Net asset value, end of period	$5.52		$5.18		N/A		N/A		N/A

Total Return before Incentive Fee	N/A		N/A(5)		11.75	%(6)	13.44	%(6)	15.24	%*(6)
Total Return after Incentive Fee	12.42	%(7)	11.70	%(7)	10.86	%(6)	12.35	%(6)	13.92	%*(6)

Ratio/Supplemental Data:
Net assets, end of period in thousands (000's)	$1,556,972		$995,815		$1,712,457		$1,214,310		$946,734	*
Net investment income (loss) to average net assets before Incentive Fee (8)(9)	5.95%		2.52%		0.81%		1.15%		2.21	%*
Ratio of gross expenses to average net assets, excluding Incentive Fee (8)(9)	2.10%		1.98%		1.47%		1.52%		1.68%
Incentive Fee to average net assets	1.33%		1.33%		1.12%		1.29%		1.43	%*
Ratio of gross expenses and Incentive Fee to average net assets(9)	3.43%		3.31%		2.59%		2.81%		3.11	%*
Expense waivers to average net assets	—%		—%		—%		—%		—%
Ratio of net expenses and Incentive Fee to average net assets(9)	3.43%		3.31%		2.59%		2.81%		3.11	%*
Ratio of net expenses to average net assets, excluding Incentive Fee (9)	2.10%		1.98%		1.47%		1.52%		1.68%

Portfolio Turnover	23.58%		17.93%		21.91%		18.25%		26.84	%*

*	The item includes a correction due to the misstatement for the year ended March 31, 2014. Refer to Note 11 in the Notes to Consolidated Financial Statements for the year ended March 31, 2015.

(1)

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure. As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund. Class I commenced operations after the Reorganization and is deemed to be the accounting survivor (See Note 1).

(2)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(3)	Calculated using average units outstanding.

(4)	Rounds to less than $.005.

(5)

Total investment return before Incentive Fee was calculated based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period prior to the Reorganization. The full year total investment return before Incentive Fee would calculate to be 12.50% based on the prior method.

(6)

Total investment return reflects the changes in Net Asset Value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(7)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(9)	Ratio does not include expenses of Primary and Secondary Investments.

N/A - Not Applicable

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Fund”) is a Delaware limited liability company organized on August 4, 2008 and which commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). A board of managers (the “Board” or “Managers”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. The Fund’s investment objective is to seek attractive long-term capital appreciation by investing in a globally diversified portfolio of private equity and debt investments. The Fund may make investments through its wholly- owned subsidiaries, Partners Group Private Equity (Subholding), LLC (the “Onshore Subsidiary”) and Partners Group Private Equity (Luxembourg) S.à r.l (the “Offshore Subsidiary”, and together with the Onshore Subsidiary, the “Subsidiaries”). The Board has oversight responsibility for the Fund’s investment in the Subsidiaries and the Fund’s role as sole member of the Subsidiaries.

Units of limited liability company interests in the Fund (“Units”) are offered only to investors that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act. Holders of Units become members of the Fund (“Members”).

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure that included Partners Group Private Equity, LLC and Partners Group Private Equity (TEI), LLC (the “Service Feeder Funds”) and Partners Group Private Equity (Institutional), LLC and Partners Group Private Equity (Institutional TEI), LLC (the “Institutional Feeder Funds” and together with the “Service Feeder Funds”, the “Feeder Funds”). As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund, with two separate classes of Units (the “Reorganization”). Prior to the Reorganization, the Feeder Funds owned all of the interests of the Fund. As part of the Reorganization, all of the then outstanding interests of the Fund were converted into (i) Class A Units in the case of a Service Feeder Fund and (ii) Class I Units in the case of an Institutional Feeder Fund. The financial statements (including the financial highlights) of the Feeder Funds, and other information about the Feeder Funds, can be obtained on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link. Following the Reorganization on December 31, 2016 at 11:59pm EST, each member of the Feeder Funds became a Member of the Fund. Effective January 1, 2017, the Fund elected to be treated for U.S. federal income tax purposes and to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Reorganization constituted a tax-free reorganization of the Fund.

The Fund offers two separate classes of Units designated as Class A Units (the “Class A Units”) and Class I Units (the “Class I Units”). While the Fund presently intends to offer only two classes of Units, in the future it may offer one or more additional classes of Units. The Class A Units and the Class I Units have, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly in terms of the sales charges that Members in any such class may bear, and the distribution and service fees that such class may be charged. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I is deemed to be the accounting survivor of the Reorganization.

Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund. Each class of Units differs in its distribution and service plan, if any, and certain other class-specific expenses.

2. Significant Accounting Policies

The Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments

Investments held by the Fund include short-term investments, direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and collectively, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Adviser estimates the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP and the Fund’s valuation procedures (the “Valuation Procedures”). The Valuation Procedures, which have been approved by the Board, require evaluation of all relevant factors reasonably available to the Adviser at the time the Fund’s Private Equity Investments are valued. The inputs or methodologies used for valuing the Fund’s Private Equity Investments are not necessarily an indication of the risk associated with investing in those investments.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as the latest round of financing, earnings and multiple analysis, discounted cash flow and market data from third party pricing services, and makes assumptions that are based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for long-term debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each class of investment that includes investments that can never be redeemed with the investees, the Fund expects to receive distributions through the liquidation of the underlying assets of the investees at the end of the partnership term.

Daily Traded Investments

The Fund values its investments that are traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board, at their last sales price, or (2) on NASDAQ at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Securities traded on a foreign securities exchange generally are valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. Dollars at the current exchange rate provided by a recognized pricing service.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

2.	Significant Accounting Policies (continued)

Investments for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost.

c. Cash and Cash Equivalents

Pending investment in Private Equity Investments and in order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies and short-term interest bearing deposit accounts. At times, those amounts may exceed applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates. As of March 31, 2018, the Fund’s investments were denominated as follows:

Currency	Number of investments
Australian Dollars	5
Brazilian Reals	1
Canadian Dollars	5
Danish Krone	2
Euros	93
Hong Kong Dollars	2
Indian Rupees	2
Japanese Yen	2
Norwegian Krone	1
Pound Sterlings	17
Singapore Dollar	2
Swedish Krona	1
Swiss Francs	1

The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

2. Significant Accounting Policies (continued)

During the year ended March 31, 2018, the Fund entered into 32 long forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $1,556,279 in unrealized appreciation and $169,394 in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $(35,554,801) in net realized losses and $(1,515,601) change in net unrealized appreciation on forward foreign currency contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2018 are representative of contract amounts during the period.

f. Investment Income

The Fund records distributions of cash or in-kind securities from a Private Equity Investment at fair value based on the information contained in distribution notices provided to the Fund by the Private Equity Investment when distributions are received. Thus, the Fund recognizes within the Consolidated Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received about distributions from Private Equity Investments. Unrealized appreciation (depreciation) on investments within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and the Fund’s share of undistributed net investment income or (loss) from Private Equity Investments for the relevant period.

For certain Direct Investments, the Fund accounts for particular income received as other income and transaction income. The other income includes transfer fees, amendment fees, unfunded fees and any other income which is not categorized as an interest income. The transaction income is an extraordinary income for certain Direct Investments including break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, syndication fees, and any other fees payable to the Fund with respect to any Direct Investments or unconsummated transactions.

g. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for line of credit; fees for data and software providers; costs of insurance; registration expenses; Board fees; and expenses of meetings of the Board.

h. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of Secondary Investments consist of imputed expenses relating to the amortization of deferred payments on Secondary Investments. Such expenses are recognized on a monthly basis until the due date of a deferred payment. At due date the net present value of such payment equals the notional amount due to the respective counterparty.

i. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Fund reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Fund has concluded that no additional provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

Prior to January 1, 2017, for U.S. federal income tax purposes, the Fund was treated as a partnership, and each Member of the Fund (i.e., each Feeder Fund) was treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Fund. Accordingly, no U.S. federal, state or local income taxes were paid by the Fund on the income or gains of the Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

2. Significant Accounting Policies (continued)

Effective December 31, 2016, the Fund filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation for U.S. federal income tax purposes. Furthermore, effective January 1, 2017, the Fund elected to be treated for U.S. federal income tax purposes and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund were to fail to meet the requirements of Subchapter M of the Code to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Members, and all distributions out of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under Subchapter M of the Code. The Fund intends to comply with the requirements under Subchapter M of the Code and to distribute substantially all of its taxable income and gains to Members and to meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary will continue to be treated as an association taxable as a corporation for U.S. federal income tax purposes. The Offshore Subsidiary will continue to be treated as an entity disregarded as separate from its sole owner, the Fund, for U.S. federal income tax purposes. As part of the process of preparing its consolidated financial statements, the Onshore Subsidiary is required to account for its estimate of income taxes for Federal and State purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Onshore Subsidiary has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The Offshore Subsidiary is not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2018, the tax years from the year 2014 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

The Fund reclassified $93,209,952 from undistributed net investment income, $393,836,936 of accumulated net realized gain (loss) on investments, forward foreign currency contracts and $197,605,822 of accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation, to paid-in capital during the year ended March 31, 2017. The reclassification reflected an adjustment to paid-in capital due to the change for federal income tax purposes in taxation as a partnership to taxation as a RIC.

There were no current or deferred taxes recognized for the Onshore and Offshore blockers.

j. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

k. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Changes in Members’ Equity, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

l. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Offsetting Assets and Liabilities which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

2. Significant Accounting Policies (continued)

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The Fund has adopted the disclosure requirements on offsetting in the following table which presents the Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of March 31, 2018:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Collateral Pledged	Net Amount[1]
Barclays Capital	$1,280,715	$—	$—	$—	$1,280,715
Bank of America	106,170	—	—	—	106,170

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

m. Recently Adopted Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the new and amended rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

●

Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such day, the mean between the closing bid and ask prices on such day. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are other than quoted prices in active markets (i.e., Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

3. Fair Value Measurements (continued)

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the Investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

The following table presents the Fund’s investments at March 31, 2018 measured at fair value. Due to the inherent uncertainty of valuations, estimated values may materially differ from the values that would have been used had a ready market for the securities existed.

The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2018:

Investments	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$124,234,335	$—	$—	$124,234,335
Direct Investments:
Direct Equity	38,596,536	11,890,494	1,183,441,672	1,233,928,702
Direct Debt	—	10,415,524	717,722,152	728,137,676
Total Direct Investments*	$38,596,536	$22,306,018	$1,901,163,824	$1,962,066,378
Secondary Investments*	—	—	289,232,070	289,232,070
Primary Investments*	—	—	303,513,832	303,513,832
Short-Term Investments	319,247,849	—	—	319,247,849
Total Investments	$482,078,720	$22,306,018	$2,493,909,726	$2,998,294,464
Other Financial Instruments
Foreign Currency Exchange Contracts**	1,556,279	—	—	1,556,279
Total Assets	$483,634,999	$22,306,018	$2,493,909,726	$2,999,850,743
Liabilities
Foreign Currency Exchange Contracts**	$(169,394)	$—	$—	$(169,394)
Total Liabilities	$(169,394)	$—	$—	$(169,394)
Net appreciation on Foreign Currency Exchange Contracts	$1,386,885	$—	$—	$1,386,885
Total Investments net of Foreign Currency Exchange Contracts	$483,465,605	$22,306,018	$2,493,909,726	$2,999,681,349

*	Private Equity Investments are detailed in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are detailed in Note 2.e.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

3. Fair Value Measurements (continued)

The following is a reconciliation of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2017	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net amortization of discount/ (premium)	Net transfers in or out of Level 3	Balance as of March 31, 2018
Direct Investments:
Direct Equity Investments	$670,787,633	$(30,404,466)	$139,899,145	$445,431,649	$(27,903,729)	$—	$(14,368,560)	$1,183,441,672
Direct Debt Investments	702,087,168	4,291,010	13,637,096	219,847,950	(210,398,768)	107,696	(11,850,000)	717,722,152
Total Direct Investments*	$1,372,874,801	$(26,113,456)	$153,536,241	$665,279,599	$(238,302,497)	$107,696	$(26,218,560)	$1,901,163,824
Secondary Investments*	258,426,226	(3,330,680)	48,603,445	96,165,073	(110,631,994)	—	—	289,232,070
Primary Investments*	202,368,793	(13,978)	38,844,648	115,016,119	(52,701,750)	—	—	303,513,832
Total	$1,833,669,820	$(29,458,114)	$240,984,334	$876,460,791	$(401,636,241)	$107,696	$(26,218,560)	$2,493,909,726

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended March 31, 2018, $26,218,560 was transferred from Level 3 to Level 2.

The amount of the net change in unrealized appreciation for the year ended March 31, 2018 relating to investments in Level 3 assets still held at March 31, 2018 is $240,984,334, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

*

For the purposes of the tables above: “Direct Investments” are private investments directly into the equity or debt of selected operating companies, often together with the management of the investee operating company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment. Secondary Investments involve acquiring single or portfolios of assets on the secondary market. Secondary Investments are Private Equity Fund Investments generally acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any Investment, the Fund may re-classify such Investment as it deems appropriate.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administer (the “Administrator”). Both the Adviser and the Administrator report to the Board. For third-party information, the Administrator monitors and reviews the methodologies of the various pricing services employed by the Fund. The Adviser employs valuation techniques for Private Equity Investments held by the Fund, which include discounted cash flow methods and market comparables. The Adviser and one or more of its affiliates may act as investment advisers to clients other than the Fund that hold Private Equity Investments held by the Fund. In such cases, the Adviser may value such Private Equity Investments in consultation with its affiliates.

The valuations attributed to Private Equity Investments held by the Fund and other clients of the Adviser might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund and the other clients.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2018:

Type of Security	Fair Value at March 31, 2018 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$773,957	Market comparable companies	Enterprise value to EBITDA multiple	3.00 x – 17.80 x (12.43 x)
	46,669	Market comparable companies	Price to book ratio	4.15 x - 4.15 x (4.15 x)
	13,540	Market comparable companies	Enterprise value to sales multiple	0.90 x - 2.00 x (1.02 x)
	5,460	Reported fair value	Reported fair value	n/a - n/a (n/a)
	331	Exit price	Recent transaction price	n/a - n/a (n/a)
	351,256	Recent financing	Recent transaction price	n/a - n/a (n/a)
Direct Debt	$10,560	Market comparable companies	Enterprise value to EBITDA multiple	6.21 x – 7.10 x (6.67 x)
	252,948	Discounted cash flow	Discount factor	7.30% -12.53% (10.42%)
	404,916	Broker quotes	Indicative quotes for an inactive market	n/a - n/a (n/a)
	12,108	Reported fair value	Reported fair value	n/a - n/a (n/a)
Primary and Secondary Investments	$46,743	Recent financing	Recent transaction price	n/a - n/a (n/a)
	574,571	Adjusted reported net asset value	Reported net asset value	n/a - n/a (n/a)
	5,843	Adjusted reported net asset value	Fair value adjustments	n/a - n/a (n/a)

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 Direct Debt Investments, the Fund arrives at a fair value through the use of earnings and multiples analysis and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

4. Revolving Credit Agreement

Effective February 2, 2016, the Fund entered into a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank plc and The Royal Bank of Scotland plc in the aggregate maximum principal amount of $150,000,000. The Fund anticipates that this line of credit facility will be primarily used for working capital requirements and for financing investments and funding associated costs and expenses. The Fund will incur additional interest and other expenses with respect to the use of this and other future line of credit facilities. Borrowings are charged a rate of interest per annum which is the aggregate of the applicable margin and London Interbank Offered Rate (“LIBOR”) or, in relation to any loan in Euros, the Euro Interbank Offered Rate (“EURIBOR”), and a commitment fee of 1.20% per annum on the daily unused portion. For the year ended March 31, 2018, the Fund did not utilize this LOC and paid no interest on borrowings. There were no outstanding borrowings at March 31, 2018. In addition to the Commitment fees of 1.20% the Fund pays Arrangement fees ( 1.15% of the total commitment), Agency fees of$25,000 per annum, Monitoring fees of $25,000 per annum and Trustee fees of $15,000 per annum. The Arrangement fees are disclosed as an asset amortized over the life of the LOC arrangement and expensed monthly on the Statement of Operations as a Line of Credit fees. The arrangement fees are paid in several instalments with the first payment due on the date of the Facility Agreement followed by the first and second anniversary of the date of the contract.

5. Distributions/Allocation of Members’ Capital

Until December 31, 2016, net profits or net losses of the Fund for each Allocation Period (as defined below) were allocated among and credited to or debited against the capital accounts of the Members (i.e., each Feeder Fund). Each “Allocation Period” is a period that begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year, (3) the day preceding a day on which newly issued Interests are purchased by Members, (4) a day on which Interests are repurchased by the Fund pursuant to tenders of Interests by Members or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

As of January 1, 2017, the Fund contemplates declaring at least annually as dividends all or substantially all of its investment company taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Units at the discretion of the Board. Unless Members elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Units under a dividend reinvestment plan. Any distributions reinvested will nevertheless remain taxable to Members that are U.S. persons.

From and after January 1, 2017, the Incentive Allocation has been replaced by an “Incentive Fee” having the same economic effect on Members as the Incentive Allocation. See discussion in Note 7.

6. Unit Transactions/Subscription and Repurchase of Units

Units are generally offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan with respect to the Class A Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and the provision of personal services to holders of Class A Units. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the value of the Fund’s net asset attributable to Class A Units (the “Distribution Fee”) to the Fund’s placement agent or other qualified recipients. Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Units. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, under the Distribution Plan, subscriptions for Class A Units may be subject to a placement fee (the “Placement Fee”) of up to 3.50% of the subscription amount. No Placement Fee may be charged without the consent of the placement agent.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

6. Unit Transactions/Subscription and Repurchase of Units (continued)

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets on or about each January 1st, April 1st, July 1st and October 1st. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units. For purposes of calculation of the Early Repurchase Fee, Units issued in the Reorganization and representing interests in a Feeder Fund that were outstanding for more than twelve months prior to December 31, 2016 are treated as having been outstanding for more than twelve months. Moreover, Units issued in the Reorganization and representing interests in a Feeder Fund outstanding for less than twelve months prior to December 31, 2016 are treated as having been outstanding for less than twelve months for purposes of calculation of the Early Repurchase Fee. For all Units received in connection with the Reorganization, the prior holding period is tacked.

Transactions in Fund Units were as follows:

	For the Year Ended March 31, 2018		For the Period from January 1, 2017 (Reorganization) through March 31, 2017
	Units	Dollar Amounts	Units		Dollar Amounts
Class A Units
Sales	58,215,064	$312,152,321	15,608,947	(1)	$78,770,728	(1)
Reinvestments	13,117,779	70,569,716	—		—
Repurchases	(8,398,141)	(45,535,178)	(2,147,288	)(2)	(11,100,096	)(2)
Class exchanges	(6,870,446)	(37,112,028)	(53,481,499)		(270,450,808)
Net increase (decrease)	56,064,256	$300,074,831	(40,019,840)		$(202,780,176)

Class I Units
Sales	84,795,113	$458,679,001	9,394,736	(1)	$47,473,000	(1)
Reinvestments	12,152,892	65,428,738	—		—
Repurchases	(14,130,540)	(76,536,807)	(2,482,552	)(2)	(12,855,534	)(2)
Class exchanges	6,846,411	37,112,028	53,448,629		270,450,808
Net increase	89,663,876	$484,682,960	60,360,813		$305,068,274

(1)	In connection with the Reorganization, excludes Units issued equal to 297,197,696 and 131,904,371, and $1,485,988,480 and $659,521,857, of Class A Units and Class I Units, respectively.

(2)	Includes Early Repurchase Fees of $1,478 and $0 of Class A Units and Class I Units, respectively.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

7. Management Fees, Incentive Fee and Expenses of Managers

The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. Until December 31, 2016, the Fund paid the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment.

Since January 1, 2017, the Fund paid the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. In no event will the management fee exceed 1.75% as a percentage of the Fund’s net asset value. For the year ended March 31, 2018, the Fund incurred $44,716,557 in management fees to the Adviser.

In addition, until December 31, 2016, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Fund for the relevant period of each Member over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) was debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Fund (the “Incentive Allocation Account”). The Incentive Allocation Account was maintained solely for the purpose of being allocated the Incentive Allocation and thus, the Incentive Allocation Account did not participate in the net profits or losses of the Fund.

Effective January 1, 2017, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the New Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. The Fund maintains a memorandum account (the “New Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2018, the Fund incurred $36,630,703 in Incentive Fees to the Adviser.

Effective January 1, 2018 in consideration of the services rendered by the special advisers to the Board, the Fund pays each special adviser a fee of $80,667.00 per year. The Managers and Special Advisers to the Board do not receive any pension or retirement benefits. The Fund also reimburses the Independent Managers and the special advisers expenses in connection with their services as Managers and special advisers, respectively.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

8. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following companies as of March 31, 2018:

	Shares as of March 31, 2018	Fair Value as of March 31, 2017	Gross Additions(1)	Gross Reductions(2)	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2018	Affiliated Income/ accretion of discount
Non-Controlled Affiliates
AAVAS Financiers Limited	7,516,440	$28,980,774	$6,909,642	$—	$10,778,432	$46,668,848	$—
Astorg Co-Invest SGG, FCPI(3)	—	13,201,136	3,085,450	—	8,873,027	25,159,613	—
Camelia Investment 1 Limited	6,771,389,178	—	89,256,224	—	5,896,079	95,152,303	872,612
Capvis IV Co-Investors Faster L.P.(3)	—	16,794,854	749	—	30,646,184	47,441,787	2,425
ECP Holding Company, LLC	9,753,907	8,990,000	527,273	—	2,558,318	12,075,591	—
Huntress Co-Investment L.P., 1(3)	—	44,255,297	—	—	5,986,598	50,241,895	—
MHS Acquisition Holdings, LLC*	8,218,840	6,719,233	726,600	—	145,469	7,591,302	—
MHS Blocker Purchaser L.P.(3)*	—	28,280,767	773,007	—	567,623	29,621,397	—
OHCP IV SF COI, L.P.(3)	—	—	21,760,000	—	—	21,760,000	—
Onecall Holdings, L.P.(3)	—	—	78,652,850	—	—	78,652,850	767,259
Quadriga Capital IV
Investment Holding II L.P.(3)*	—	15,327,237	1,021,008	—	6,605,667	22,953,912	—
Safe Fleet Holdings LLC	2,094,750	—	2,094,799	—	11,764	2,106,563	48
Total Non-Controlled Affiliates		$162,549,298	$204,807,602	$—	$72,069,161	$439,426,061	$1,642,344

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

(3)	Investment does not issue shares.

*

The financial statements for the period ended March 31, 2017 incorrectly omitted these investments as affiliates. Fund management has evaluated the impact of this omission on the previously issued financial statements as of and for the year ended March 31, 2017 taken as a whole and concluded that such financial statements were not materially misstated. However, in order to correctly present the above affiliate investments for the year ended March 31, 2018, the previously issued financial statements were revised to correct for this omission.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

9. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2018, the Fund accumulated $2,697,284, in administration and accounting fees.

10. Investment Transactions

Total purchases of investments for the year ended March 31, 2018 amounted to $947,871,630. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2018 amounted to $536,899,515. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the investments as to the amounts of taxable income allocated to the Fund as of March 31, 2018.

11. Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

12. Commitments

As of March 31, 2018, the Fund had funded $3,316,966,571 or 81.1% of the $4,089,341,060 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $2,389,036,110 of $2,448,398,175 in total commitments, (ii) Secondary Investments it had funded $606,861,717 of $638,847,782 in total commitments, and (iii) Primary Investments it had funded $321,068,744 of $1,002,095,103 in total commitments, in each case, as of March 31, 2018.

13. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all of its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments. As a consequence of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Fund Units provide limited liquidity because Members will not be able to redeem Units on a daily basis because the Fund is a closed-end fund. Therefore investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2018 (continued)

14. Tax Information

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the fund is October 31.

For the tax year ended October 31, 2017, the Fund’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$2,523,783,901	$468,933,009
Gross unrealized appreciation	399,481,077	1,556,279
Gross unrealized depreciation	(209,063,466)	(169,394)
Net unrealized investment appreciation	$190,417,611	$1,386,885

For the tax year ended October 31, 2017, the Fund made the following permanent book tax differences and reclasses:

Paid in capital excess of par value	$12,926,559
Distributions in excess of net investment income	(106,610)
Accumulated realized gain (loss)	(12,819,949)

For the tax year ended October 31, 2017, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	$5,371,914
Net Tax Appreciation/(Depreciation)	190,273,445
Undistributed Capital Gains	70,793,826

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), Management has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Expenses (Unaudited)

Example: As a Fund Member, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The actual and hypothetical expense Examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended March 31, 2018.

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the Members reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period*	Annualized Net Expense Ratio**, #
Actual
Class A Units	$1,000.00	$1,050.20	$20.75	4.06%
Class I Units	$1,000.00	$1,053.90	$17.36	3.39%

	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period*	Annualized Net Expense Ratio**, #
Hypothetical (5% annual return before expenses)
Class A Units	$1,000.00	$1,004.70	$20.29	4.06%
Class I Units	$1,000.00	$1,008.00	$16.97	3.39%

*

Expenses are calculated using to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per unit determined at the opening of business on October 1, 2017.

**

Annualized ratio of expenses to average net assets for the period from October 1, 2017 through March 31, 2018. The expense ratio includes the effect of expenses waived or reimbursed by the Fund’s investment adviser.

#

The actual and hypothetical expense examples include extraordinary fees and expenses that were not factored in the calculation of the Fund’s performance reflected in the Fund’s Private Placement Memorandum as these extraordinary fees and expenses were not available when the Fund’s performance was calculated.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	2
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	2
Lewis R. Hood, Jr.**** Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	2
Stephen G. Ryan**** Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017	Professor of Accounting, Stern School of Business, New York University (1995-Present).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC and Partners Group Private Income Opportunities, LLC.

****	Served as a Special Advisor to the Board from December 2016 to October 2017. Special Advisors to the Board attended meetings of the Board and acted as non-voting participants.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
Robert Collins**** Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager, President	Indefinite length—since September 2016 as Manager and since September 2014 as President	Managing Director, Partners Group (2012–Present); Partners Group (2005–Present).	2
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since September 2014	Senior Vice President, Partners Group (2017–Present); Partners Group (2010–Present).	2
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since December 2013	Partner, Ascendant Compliance Management, Inc. (2009–2015); Manager, Brian Kawakami LLC (2015–Present).	2
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Secretary	Indefinite length—since September 2014	Senior Vice President, Partners Group (2014–Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014–Present); Partners Group (2014–Present); Chief Compliance Officer, Platinum Partners (2007–2014).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC and Partners Group Private Income Opportunities, LLC.

****	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Managing Director of the Adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management Agreement

At a meeting of the Board held on November 30, 2017, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Amended and Restated Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Board requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers also met separately with independent counsel to the Independent Managers for a full review of the materials. After review of the materials and discussions with the Adviser, the Board determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

In approving the Agreement, the Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Fund and the extent to which these would be passed on to the Fund; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund is appropriate and consistent with the terms of the Fund’s Limited Liability Company Agreement, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program.

The Board noted that the performance of the Fund had been positive since inception and had lower volatility than public markets.

The Board also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Board noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

The Board considered the anticipated costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Fund. The Board reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits derived from its relationship with the Fund in light

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Board considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting that as the Fund grows, economies of scale would be realized.

The Board considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Board determined that the information presented provided a sufficient basis upon which to approve the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Fund and its Members.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Equity (Master Fund), LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity (Master Fund), LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity (Master Fund), LLC does not jointly market.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $515,000 for 2017 and $575,000 for 2018.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2017 and $0 for 2018.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $304,199 for 2018. The Fund's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $304,199 for 2018.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to the Partners Group Private Equity (Master Fund), LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited, a subsidiary of Glass Lewis & Co. ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund under Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser acts as fiduciary in relation to the portfolio of the Fund and the assets thus entrusted to the Adviser’s management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the Fund has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of shareholders/interest holders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically handled as set forth below, provided that the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/ interest holders in a particular case.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the relevant board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

1	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments or direct private investments are considered to be proxies.

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining proxy voting information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Chief Compliance Officer

Re: Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (Master Fund), LLC as of June 8, 2018

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Hal Avidano	Managing Director	Since 2016	Managing Director (2017-Present) Senior Vice President, Partners Group (2013-2017); Partners Group (2008-Present).	Portfolio Management
Robert M. Collins	Managing Director	Since 2014	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (USA) Impact (2014-Present); Director, Partners Group (USA) Inc. (2014-2018).	Portfolio Management
Scott Essex	Partner	Since Inception	Partner, Partners Group (2016-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2014-2018).	Portfolio Management
Joel Schwartz	Managing Director	Since 2015	Managing Director, Partners Group (2013-Present); Director, Partners Group (USA) Inc. (2014-2018).	Portfolio Management
Anthony Shontz	Managing Director	Since 2012	Managing Director, Partners Group (2015-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2018-Present).	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Equity (Master Fund), LLC, for which the members of the Investment Committee of the Investment Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2018:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Hal Avidano	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $50.433 million	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Robert M. Collins	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $50.433 million	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Scott Essex	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $50.433 million	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $50.433 million	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $50.433 million	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with a major ownership by its partners and employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Master Fund as of March 31, 2018:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Hal Avidano	None
Robert M. Collins	$500,001-$1,000,000
Scott Essex	None
Joel Schwartz	None
Anthony Shontz	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES AND LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

During the most recent fiscal year the Fund has not been engaged in security lending activities.

ITEM 13. EXHIBITS

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Equity (Master Fund), LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June, 8, 2018

By (Signature and Title)*	/s/ Justin Rindos
Justin Rindos, Chief Financial Officer
(Principal Financial Officer)

Date:	June 8, 2018

*	Print the name and title of each signing officer under his or her signature.